UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2006
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact name of registrant as specified in its charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification No.

145 Belmont Drive, Somerset, New Jersey, 08873
Address of principal executive offices, including Zip Code

(732) 271-9090
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On January 31, 2006, the Compensation Committee of the Board of Directors of EMCORE Corporation ("Registrant") amended the 2000 Stock Option Plan to prohibit, absent shareholder approval, repricing and reload grants.

A copy of the Amended and Restated 2000 Stock Option Plan is attached as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

    (c) Exhibits

Exhibit No.	Description
10.1	2000 Stock Option Plan, as amended and restated on January 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
By: /s/ Thomas G. Werthan Thomas G. Werthan Chief Financial Officer

Dated:    February 2, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	2000 Stock Option Plan, as amended and restated on January 31, 2006.